Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Fanjun Wu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sunwin International Neutraceuticals, Inc. on Form 10-QSB for the period ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.



October xx, 2005

                                      By: /s/ Fanjun Wu
                                          --------------------------------------
                                          Fanjun Wu, CFO and
                                          Chief and Principal Accounting Officer